U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 29, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                                20-4647578
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)

                                 (757) 572-9241
                           (Issuer's telephone number)
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As used in this report,  the terms "we",  "us",  "our",  "our company"  "Domark"
refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2009, we executed an Agreement for the Exchange of Common Stock with Victory Lane LLC, a Colorado limited liability corporation ("Victory Lane") and its members (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Domark acquired the right, title, and interest of Victory Lane in and to all of the member interests and assets of Victory Lane in return for our common stock valued at Ten Million Dollars ($10,000,000) based on a formula. The Closing occurred on May 22, 2009.

On July 30, 2009, we sold all our interest in Victory Lane to R. Thomas Kidd in return for Twenty Five Million Shares (25,000,000) of our Common Stock held by
R. Thomas Kidd. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1.

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ITEM  2.01. ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 above.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 29, 2009, R. Thomas Kidd resigned as President, Chief Executive Officer, Principal Accounting Officer and Director. There were no disagreements with R. Thomas Kidd on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On July 29, 2009, the Board of Directors appointed Scott Sieck as our Chief Executive officer.

Scott Sieck's biography is as follows:

MR. SCOTT SIECK has been a Director of our company since inception. From 2000 to present, Mr. Sieck has been self employed as a day trader, managing his own investment portfolio. Mr. Sieck is a graduate of Penn State University with a BA in Labor Relations and graduate studies at John Hopkins University (Master's of Administrative Sciences)

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

10.1    Securities Purchase  Agreement,  dated as of July 30, 2009, by and among
        R. Thomas Kidd and DoMark International, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DoMark International, Inc.


Date: June 12, 2009              By: /s/ Scott Sieck
                                     -------------------------------------------
                                     Scott Sieck
                                     Chief Executive Officer


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